April 30, 2008	Nicole M. Runyan Direct Dial 212.806.6443 Direct Fax 212.806.7143 nrunyan@stroock.com

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549

Attention: John Grzeskiewicz

Re:	Dreyfus Cash Management (File No. 811-4175)

Dear Ladies and Gentlemen:

On behalf of Dreyfus Cash Management (the "Registrant"), transmitted herewith is the Registrant's registration statement on Form N-14 (the "Registration Statement"). The Registration Statement contains a Prospectus/Proxy Statement (the "Prospectus/Proxy"), which reflects a proposal to the shareholders of Dreyfus Institutional Prime Money Market Fund (the "Money Market Fund"), a series of Dreyfus Premier Manager Funds I, to transfer the Money Market Fund's assets, subject to its liabilities, to the Registrant in exchange for the Registrant's Institutional shares. The Registrant and the Money Market Fund are both open-end investment companies advised by The Dreyfus Corporation.

Upon consummation of the reorganization, the Registrant's Institutional shares received by the Money Market Fund will be distributed to shareholders of the Money Market Fund so that each shareholder would receive a pro rata distribution of Institutional shares of the Registrant having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Money Market Fund shares as of the date of the reorganization.

The Registration Statement is being filed pursuant to Rule 488 under the Securities Act of 1933, as amended. The Registrant will file a Post-Effective Amendment that will include a copy of the final tax opinion.

The Special Meeting of Shareholders of the Money Market Fund is currently planned for July 23, 2008. The Money Market Fund intends to mail its Prospectus/Proxy to shareholders in early June, 2008.

Please telephone the undersigned at 212.806.6443, or David Stephens of this office at 212.806.6138, if you have any questions.

Very truly yours,

/s/ Nicole M. Runyan

Nicole M. Runyan

cc:	David Stephens